UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 13, 2023

Date of Report (date of earliest event reported)

Non-Invasive Monitoring Systems, Inc.

(Exact name of Registrant as specified in its charter)

Florida	000-13176	59-2007840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4400 Biscayne Blvd., Suite 180, Miami, Florida 33137

(Address of principal executive offices)

(305) 575-4207

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $0.01 per share	NIMU	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	On March 13, 2023, Steven D. Rubin notified the Registrant of his intention to resign as a director of Non-Invasive Monitoring Systems, Inc. effective immediately. Mr. Rubin’s resignation was not the result of any disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

(b)	Effective March 13, 2023, the Registrant appointed Jerry Jacobs as a member of the Board of Directors and the Audit Committee.

Jerry A Jacobs, 65, has served as the Executive VP of Investacorp Group Inc., an independent financial services firm headquartered in Miami, FL since October 2007. Prior to that, Mr. Jacobs was a Regional Director at Investacorp Inc, in Miami Lakes FL, assisting in fixed income trading and representative relations and vendor relations. Investacorp Inc, then became part of Ladenburg Thalmann in 2007. In 2020, Ladenburg Thalmann was sold to a private equity group in a transaction valued at approximately $1.3 billion. Mr. Jacobs currently holds Securities Licenses series 7, 63, 66., as well as Florida Insurance licensed for Health, Life, and Variable Annuities. In addition, he currently holds a Florida Real Estate Sales Associate license. Mr. Jacobs holds a BS degree from Florida State University.

As of the date hereof, there are no transactions between Mr. Jacobs and the Registrant that would be reportable under Item 404(a) of Regulation S-K. Consistent with the other members of the Board of Directors, Mr. Jacobs will not receive any compensation for serving on the Board or the Audit Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Non-Invasive Monitoring Systems, Inc.

March 14, 2023	By:	/s/ James J. Martin
	Name:	James J. Martin
	Title:	Chief Financial Officer

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